THE PARNASSUS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                                                January 25, 1999
Dear Shareholder:

     As of December 31, 1998, the net asset value per share (NAV) of The Parnassus Fund was $36.24 so the overall return for 1998 was 1.40%. This compares to a return of 28.58% for the S&P 500 and 22.86% for the average growth fund according to Lipper Analytical Services.

     Although the return of 1.40% is certainly disappointing, it's an amazing comeback compared to where we were earlier in the year. The NAV on October 8 (the low point of the year) was only $20.93 so on that date, we were down 41.4% for the year. The Fund had a huge surge in the fourth quarter that propelled us into the black.

     Below are a graph and a table comparing the performance of The Parnassus Fund with the S&P 500, the NASDAQ Composite Index and the average growth fund over the past one, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment of The Parnassus Fund. The overall return column in the performance table shows investment performance only and does not deduct the sales charge. The performance figures for the average growth fund also do not deduct any sales charges that may apply.



--------------------------------------------------------------------------------------------------------------------------
Periods Ending               Average Annual      Average Annual         S&P 500        NASDAQ         Lipper Growth
December 31, 1998             Total Return       Overall Return          Index          Index         Fund Average
--------------------------------------------------------------------------------------------------------------------------
One Year                         (2.15%)              1.40%             28.58%         39.63%            22.86%
Five Years                        9.81%              10.60%             24.01%         23.06%            19.03%
Ten Years                        12.23%              12.63%             19.18%         19.11%            17.18%
--------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Value on December 31, 1998 of $10,000 invested on December 31, 1988
The Parnassus Fund                          $31,701
S&P 500 Index                               $57,831
NASDAQ Index                                $57,494
Lipper Growth Fund Average                  $45,710

[GRAPHIC HERE]


RESULTS FOR THE YEAR
     Later in this report, I'll talk about what happened in the fourth quarter, but first let's review the year in more detail. Going into 1998, we saw the market as fully valued. There were, however, sectors with undervalued companies. We chose to put our assets into small to medium-sized companies as well as into three technology industries: disk drives, semiconductors and semiconductor capital equipment. We felt that these areas were undervalued and had the most upside potential. Unfortunately for us, these sectors became even more undervalued during the year and the Fund's NAV took an enormous plunge. On October 8, things began to change. The small and medium-sized companies stayed undervalued, but our technology stocks took off and pushed us into the black for the year.

     The Russell 2000 index of smaller companies actually lost 3.5% for the year so the Fund did beat this index. Our six biggest losers were smaller companies and each of them declined more than 40%.

     West Marine, a retailer of boating supplies, dropped 63.9% to $8.08 when we sold the stock. Weak demand and operating problems with a new distribution center hurt earnings. Gymboree, a retailer of children's clothes, saw its stock drop 61.6% to $6.38 because of its poor merchandising strategy. InFocus, a manufacturer of sophisticated, lightweight slide projectors dropped 59.7% as its stock went to $6.12 a share. Although InFocus has great products, poor marketing and cut-throat competition led to its downfall. Centigram Communications, a voice mail concern, declined 55.7% during the year to $7.51 at the time we sold the stock. Operating problems and stiff competition hurt the company's performance. Morgan Products, a distributor of building materials, dropped to $3.50 a share by year's end for a loss of 36.4%. Here again, operating problems and stiff competition caused the decline. Finally, Cannondale, a manufacturer of high quality bicycles, dropped 42.5% to $12.50 a share at the time we sold the stock. Slow sales and lack of focus hurt the company.

     Although we did have some gigantic losses during the year, we also had some strong gains that canceled out our losses. Thirteen companies were up more than 40%. Six were technology companies and seven were from other industries.

     Electronics for Imaging, a company that provides technology for color printers and copiers, saw its stock price increase 99.3% from the time we bought it to the end of the year when it hit $40.19. Higher sales of color printers and copiers propelled the stock higher. Intel, the Silicon Valley manufacturer of semiconductors, increased 65.8% as its stock went to $118.56 on strong sales of personal computers.

     Advanced Micro Devices (AMD), Intel's main competitor, increased 62.2% as the stock ended the year at $29. AMD has established itself in the growing market for sub-$1,000 personal computers, even exceeding Intel's market share in that niche. Just for Feet, a retailer of athletic and other shoes, gained 58.5% as the stock went to $24.04 at the time we sold it. Despite a weak market for shoes, the company's management turned in a good performance.

     Dayton-Hudson, the parent of Target and a number of department store chains, saw its stock increase to $54.25 for a gain of 56.4%. The company has good management, strong retailing knowledge and a well-developed social conscience. Green Tree Financial, a leading lender to the mobile home industry, saw its stock rise 54.8% to $40.53 on a buy-out. The Money Store, a lender to consumers and small businesses, also was bought out at $32.74 a share for a gain of 54.1%.

     Lands' End, a catalog retailer of quality apparel, gained 53.0% as its stock went to $26.94. Operating results were not particularly strong, but we were able to buy the stock at a very depressed price and it bounced back by the end of the year. Compaq, the largest maker of personal computers, had an increase of 48.5% with its stock hitting $41.94 on strong sales. Applied Materials, the largest semiconductor equipment company, returned 45.4% as its stock went to $42.69. We'll talk more about this company when we discuss the results for the fourth quarter.

     The stock of Amgen, the biotechnology company, went to $69.67 at the time we sold it for a gain of 48.5%. Whole Foods, the largest retailer of natural foods, had an increase of 41.9% from the depressed levels where we purchased it. The stock of Xylan, a maker of telecommunications equipment, climbed 41.8% to $17.56; we bought the stock at depressed levels and as results continued on track, it returned to normal valuation levels.

WHAT HAPPENED IN THE FOURTH QUARTER?
     Those of you who have been investing a few years know that the same investment strategy can look stupid in one quarter and brilliant in the next. This is what happened to The Parnassus Fund. There was no change in our strategy from the third quarter to the fourth quarter, but we lost 24.28% in the third quarter and made 44.61% in the fourth. This return of 44.61% compares with a gain of 21.43% for the S&P 500 and 22.61% for the average growth fund according to Lipper so the outperformance in the fourth quarter was substantial.

     In the last Parnassus Fund quarterly report, you may remember the narrative that described how fast semiconductor capital equipment stocks jumped up in the summer of 1997--essentially doubling in a matter of months. Well, the same thing happened again in the fourth quarter of this year. The same companies were in our portfolio, but the market put a much higher value on them because the climate of opinion had changed. Although the fundamentals for our technology companies in the semiconductor, semiconductor capital equipment and hard disk drive industries have not changed substantially, things are no longer getting worse and, in fact, things are looking somewhat better. Investors have taken this relatively small change as a harbinger of things to come. Since the market values companies based on anticipation, investors are driving up the price of our technology stocks on the expectation that 1999 will be a good year. For the record, I agree with those expectations, but I think the improvement will slowly unfold over the year whereas based on price changes, most investors think there will be a dramatic change in a short period of time. Some of our technology stocks are now fully priced, but most of them are still below their intrinsic value.

     With only three exceptions, all of our 38 stocks rose during the fourth quarter and 24 of them had gains of more than 30%; 19 of those 24 were technology stocks.

     Electro Scientific Industries gained 185% during the quarter as its stock went from $15.88 to $45.31 --just short of a triple. The company makes lasers for use in semiconductor manufacturing and unlike many semiconductor capital equipment companies, it has continued to operate profitably during this difficult period. Investors sold off the stock to a price far below its intrinsic worth and it has now recovered much of its value. We think the stock is still undervalued so we'll continue to hold.

     Electronics for Imaging which we discussed earlier in this report gained 90% for the quarter while Read-Rite, a manufacturer of heads for hard disk drives, gained 89% as its stock went to $14.78. Adaptec, a company that provides technology to control the flow of information between peripherals and the central processing unit of personal computers, increased its share price by 85% as sales of personal computers soared and new management improved operations. Lam Research, a semiconductor capital equipment company that makes devices that etch circuits on computer chips, had a 78% gain in its share price because of the expected strong demand for its high quality products.

     Cognex, a Massachusetts-based provider of software that enables computers to "see", increased 72% as its stock went to $20 on anticipated demand for its products for use with semiconductor equipment. Applied Materials, the largest manufacturer of semiconductor capital equipment which we talked about earlier in this report, went up 69% during the quarter as its shares went to $42.69. Applied makes the most complete line of semiconductor capital equipment so any increase in equipment orders will bring more revenue into the company.

     Other notable technology stocks that did well for the quarter included Symantec, up 56%, AMD up 56%, Sequent Computers, up 39%, Western Digital, up 40%, Intel, up 38%, Autodesk, up 36%, Adobe, up 35%, Quantum, up 34%, Compaq Computers, up 33% and Helix, up 32%. Non-technology stocks that helped our performance included Dayton-Hudson, up 52%, St. John Knits, up 61%, Oxford Health Plans, up 43%, Whole Foods, up 42% and Morgan Products, up 33%.

OUTLOOK AND STRATEGY
     Most of our technology stocks have bounced sharply off their lows, but for the most part, they are still undervalued. I expect 1999 to be a good year for technology stocks so we'll continue to hold a substantial portion of our portfolio in these issues. Later in the year, I expect that many of these companies will reach full value and we will sell them off slowly as they hit their target prices.

     More than half the portfolio is now in technology issues and it will probably remain this way during the year. Although we won't be buying many new names in technology, those stocks are appreciating faster than other industries so this will mean a continued high concentration in that area. Even as we sell off the fully-valued issues, appreciation of the existing companies will keep us heavily in technology.

     The new companies we are now investing in are mostly non-technology. We want to diversify slowly into other industries. Despite the fact that the stock market as a whole is pretty richly valued, there are areas where stocks are undervalued. We hope to find some of these companies where there is a catalyst that will improve earnings. As we find them, we will sell off the more fully-priced technology issues to get cash for these new investments.

     As of January 22, The Parnassus Fund is up 7.73% for 1999 year-to-date. This compares to a loss of 0.46% for the S&P 500. So far, then, we've been substantially outperforming the indices and the momentum from the last quarter of 1998 is carrying over into the first quarter of 1999. Technology stocks are driving our performance

COMPANY NOTES
     The Coastal Rainforest Coalition, representing 150 environmental organizations, is urging a boycott of products from a number of companies that log old growth forests in British Columbia. The Coalition also praised 27 firms that refused to buy products from the logging companies and named them leaders in protecting old growth forests. Among them were Hewlett-Packard and Quantum Corporation.

     Target Stores, the discount division of Dayton-Hudson, held its 25th annual Holiday Shopping Party for seniors and shoppers with disabilities. In December, 200,000 guests received personal shopping assistance, refreshments, free gift-wrapping and a 10% discount on all purchases made at the event.

     Reebok recently initiated a program to take kids "out to the ballgames." The company will take young people out to games of teams sponsored by Reebok including college football and basketball teams, professional baseball and hockey and women's professional basketball.

     The Bank of Boston was a corporate sponsor of Summit 1998, a major conference on women in business. As part of its commitment to women in business, the bank invested $500,000 in The Women's Growth Capital Fund and committed to lending $100 million to women-owned and managed businesses.

     Although not a portfolio company since it's not publicly traded, Deloitte & Touche, the Fund's auditors for the last 12 years, has some important social achievements to its credit. For 1999, Fortune magazine named Deloitte & Touche No. 8 on its list of the "100 Best Companies to Work for in America." I also can't resist pointing out that the Fortune article was co-authored by Robert Levering and Milton Moskowitz, two shareholders of The Parnassus Fund who have done pioneering work in corporate social research.

     Deloitte & Touche has also been named to the Working Mother magazine's list of the "100 Best Companies for Working Mothers" every year from 1994 through 1998, the only major professional services firm to make this list for five consecutive years.

     Also of note is the fact that Deloitte & Touche won the 1997 "Townsend Award" for social responsibility given by Working Mother. The "Townsend Award" was named for Carol Townsend, the late wife of Milton Moskowitz. Carol was a distinguished journalist in her own right and along with her husband did groundbreaking work in developing the Working Mother list.

SHAREHOLDER'S LETTER


Dear Mr. Dodson,

     Your letter last fall urging investors not to sell came a week too late for me. I had sold most of my regular Parnassus in the low 30s (though I have kept my IRA) . I sold on the principle - "sell until you can sleep at night" -- there was no way I could ride it down to just above 20 (as it turned out). Now, of course, I regret the decision and once again congratulate you. Nevertheless, I did what I needed to do--the volatility just scared me too much.

     Perhaps in some future report you could comment on the volatility of the fund in relation to the investment philosophy. By watching your stock selection recently, I gathered that concentrating in those few undervalued areas set the fund up for decline when those companies did not turn around as fast as expected. Of course, now that they have--the fund looks wonderful. Some comment to help an investor like me sleep at night next time this happens would be appreciated. Of course, just having gone through this--my first really steep decline and recovery--does offer it's own lessons.

                                   Sincerely,

                               A wiser, I hope, investor
                                  Ron Weisberg
                                Oakland, CA 94611

Dear Mr. Weisberg:

     My biggest regret of 1998 is that a lot of shareholders sold while the Fund was down. I completely understand your reaction. It's frightening when the Fund goes into a tailspin. Even with all my years of investing experience, I still felt an enormous emotional impact as the Fund fell toward $20 per share. The truth of the matter is that the Fund went down much further than I ever imagined possible. When this happened, I realized that most of my shareholders would be greatly concerned. It was at this point that I wrote a special letter to shareholders to try and reassure them and I also offered to talk to anyone who phoned in on "call-in" day. It's hard to stay the course when an investment--even temporarily--loses 40% of its value. Fortunately, the vast majority of shareholders did stick with the Fund during the difficult times.

I would hope that the Fund would never drop that far again. I am working on trying to make the Fund less volatile, but as a practical matter, it will always have its ups and downs. I hope that shareholders will put up with some bumps in the road as long as I get them to the right destination. In terms of advice to you as an investor, the most important thing is never to sell after the Fund takes a big drop. The reason I go into much more detail than other mutual fund reports is to get my shareholders to understand that they really own shares in a number of businesses. As long as those businesses are operating well and have good prospects for the future, the value of the investment is not going to "zero" or even to a permanently lower value. Even though stock market quotations may be temporarily down, the value of the businesses is still there. Ultimately, stock market valuation will come back if the businesses are sound. As I tried to indicate in the quarterly reports, we have been very careful to select businesses that are sound. The best strategy when the NAV goes down would be to add substantially to your Parnassus investment. This, of course, is emotionally difficult to do. What anyone can do, though, is start a program for dollar-cost averaging. This involves putting the same dollar amount into your Parnassus account each month. To facilitate this program, we have a Parnassus Automatic Investment Plan (PAIP) where we can take the money directly out of your checking account each month. This prevents your emotions from taking control and giving in to the temptation to skip a month. The best buys are when the NAV is down. To summarize, then
     1) Never sell an investment after a sharp plunge if you still feel the investment method is sound.
     2) Try to understand that your investments are shares in a collection of businesses and if you think that the businesses are good ones, don't worry about the low current market quotations.
     3) Try to start an automatic investment program.

                                  Yours truly,
                                Jerome L. Dodson
                                    President

WINDOW ENVELOPES AND Y2K
     In the past, we have used window envelopes with glassine windows for some shareholder correspondence. We received complaints from some of our shareholders who said that their local recyclers would not accept these envelopes. Because of this, we started using window envelopes with no glassine windows, i.e., empty windows.

     Since that time, we have encountered numerous problems with these envelopes without the glassine windows. The material inserted gets caught in the open window which requires more time to stuff the envelopes. The open windows also get caught in the postage machine and cause it to jam. Certain foreign countries will not accept open window envelopes for security reasons. The worst problem, though, is that the envelopes tear easily and expose people's account information to anyone handling the mail. We have received far more complaints about this problem than we did from the recycler problem.

     Because of these factors, we are returning to envelopes with the glassine windows. These glassine windows can be recycled so please explain that to your recycler if you have a problem. Most recyclers have now had enough experience with these glassine windows so that they know that they can be recycled.

     Another administrative matter that I would like to comment on is the Year 2000 problem which is also known as Y2K. Back in the 1960's and the 1970's when computers first came into widespread use, memory was very expensive so programmers devised ways to cut down on the amount of memory used. One method widely adopted was to cut the space for the year down to two digits from four digits. So, for example, "1965" became just "65". This worked just fine as long as we stayed in the 20th century. Unfortunately, most computers will read the year "00" as "1900" instead of "2000" so the old programs will have some problems next year.

     Regulations require us to come up with a plan to make our computer system functional in the Year 2000 or "Y2K Compliant" in computer jargon. Most of our computers are Apple Macintoshes and they all use a four-digit year so there is no problem there. For some purposes, though, we use a Compaq with a Windows operating system. We checked some of our old Compaqs and one of them could not read the year 2000 so we had to replace that machine.

     We have also gone through all our programs and it now appears that we will be Y2K compliant. Much of our Y2K work centered on making sure our suppliers and vendors (e.g., banks) were Y2K compliant. Although we will still be doing one more round of testing in 1999, it appears that our internal programs and systems will be compliant long before the millennium begins. However, we cannot be 100% certain since our trading operations are dependent on our external vendors and counter parties.

     We are also checking on portfolio companies to see if they are Y2K compliant. We want to make sure that their computers will be able to function in the Year 2000. Any major problems, of course, would have investment implications.

PERSONNEL MATTERS
     We have two excellent interns on our staff this semester. Jeannie W. Hsu is an MBA candidate at the University of Chicago. She did her undergraduate work at the University of Texas and is also a graduate of the University of Texas Medical School. Her previous experience includes research work at Seton Medical Center in Austin, Texas and work as a general practice physician in Austin, Texas and Memphis, Tennessee. She also worked as a summer associate in the equity research division of the Morgan Keegan brokerage firm.

     Neil Ahlsten is a recent Phi Beta Kappa graduate of the University of California at Berkeley where he majored in Development Studies and Environmental Sciences. He also studied African Economic Development at the University of Legon in Ghana under the UC Education Abroad Program. He has volunteered as a youth mentor to disadvantaged youth in Oakland, California and also worked on the homeless issue. His previous experience includes performing biochemical analysis of environmental hazards.


Above you will find a picture of the Trustees of The Parnassus Fund. Seated from the left are Joan Shapiro, Cecilia Lee, Jerome Dodson and Gail Horvath. Standing, from the left, are David Gibson, Howard Shapiro, Fund counsel Richard Silberman, Leo McCarthy and Herb Houston. Not pictured is Trustee Donald O'Connor.

                                  Yours truly,

                                Jerome L. Dodson
                                   President


STOCKS SOLD JANUARY 1, 1998 THROUGH DECEMBER 31, 1998 (UNAUDITED)
                                       Realized       No. of                       Per           Sale       Per
Company                               Gain (Loss)     Shares        Cost          Share        Proceeds     Share
---------------------------------------------------------------------------------------------------------------------------

ADE Corporation                     $   (642,969)     250,000    $  3,995,990     $15.98    $  3,353,021    $13.41
ATC Group Services, Inc.                 282,684      400,000       4,517,316      11.29       4,800,000     12.00
Acme Metals, Inc.                     (1,078,030)     100,000       1,583,524      15.84         505,494      5.05
ADAC Laboratories                        330,661       60,500       1,414,032      23.37       1,744,693     28.84
Adaptec, Inc.                         (3,791,549)     350,000       7,511,875      21.46       3,720,326     10.63
Adept Technology, Inc.                  (409,559)     125,000       1,238,719       9.91         829,160      6.63
Adobe Systems, Inc.                    1,482,146      275,000      10,115,938      36.79      11,598,084     42.17
Aetna, Inc.                            1,195,955      140,000       9,578,763      68.42      10,774,718     76.96
Agouron Pharmaceuticals                  272,261       75,000       1,824,075      24.32       2,096,336     27.95
Amgen, Inc.                            2,729,221      120,000       5,631,251      46.93       8,360,472     69.67
AnnTaylor Stores Corporation          (1,133,980)     450,000       6,926,694      15.39       5,792,714     12.87
Apogee Enterprises, Inc.                (555,123)     175,000       2,506,308      14.32       1,951,185     11.15
Applied Materials, Inc.                1,205,221      125,000       4,172,720      33.38       5,377,941     43.02
Autodesk, Inc.                         1,039,242      115,000       2,905,000      25.26       3,944,242     34.30
Broderbund Software, Inc.               (274,485)     250,000       5,449,573      21.80       5,175,088     20.70
Burlington Coat Factory Warehouse       (295,613)     100,000       1,847,187      18.47       1,551,574     15.52
Cannondale Corporation                (2,382,323)     325,000       6,444,688      19.83       4,062,365     12.50
Centigram Communications Corp.          (755,759)     535,000       5,596,589      10.46       4,840,830      9.05
Claire's Stores, Inc.                    (31,701)     100,000       1,855,513      18.56       1,823,812     18.24
Compaq Computer Corporation            8,340,746      350,000       3,606,737      10.30      11,947,483     34.14
Cypress Semiconductor Corporation     (3,847,086)     900,000      12,210,438      13.57       8,363,352      9.29
Delta Air Lines, Inc.                  2,299,379       50,000       3,584,505      71.69       5,883,884    117.68
Electronics for Imaging, Inc.            941,898      185,000       3,129,689      16.92       4,071,587     22.01
FEI Company                             (359,404)     125,000       1,234,375       9.88         874,971      7.00
First Data Corporation                (7,817,718)     600,000      22,448,854      37.41      14,631,136     24.39
Galoob Toys, Inc.                       (246,046)      50,000         816,877      16.34         570,831     11.42
Genus, Inc.                           (2,686,119)     750,000       3,922,500       5.23       1,236,381      1.65
Green Tree Financial Corporation       9,657,612      600,000      14,661,202      24.44      24,318,814     40.53
The Gymboree Corporation             (10,423,615)     650,000      14,979,563      23.05       4,555,948      7.01
Houghton Mifflin Company                 636,771       50,000       1,020,625      20.41       1,657,396     33.15
Illinois Tool Works, Inc.                 74,027        5,000         239,725      47.95         313,752     62.75
In Focus Systems                       4,095,111      770,000      12,850,760      16.69      16,945,871     22.01
Intel Corporation                      1,090,726      145,000      10,835,751      74.73      11,926,477     82.25
Intuit, Inc.                           9,673,171      450,000      10,274,469      22.83      19,947,640     44.33
Invacare Corporation                      18,064       15,000         307,750      20.52         325,814     21.72
Just For Feet, Inc.                    2,045,815      205,000       3,109,660      15.17       5,155,475     25.15
LSI Logic Corporation                 (2,591,394)     230,000       5,279,343      22.95       2,687,949     11.69
Lam Research Corporation              (4,824,574)     500,000      17,834,048      35.67      13,009,474     26.02
Liz Claiborne, Inc.                   (1,792,893)     150,000       6,056,125      40.37       4,263,232     28.42
McKesson Corporation                      (4,198)      10,000         701,700      70.17         697,502     69.75
Mentor Graphics Corporation             (471,939)     170,000       2,395,000      14.09       1,923,061     11.31
The Money Store, Inc.                  3,808,603      275,000       5,195,093      18.89       9,003,696     32.74
Mylan Laboratories, Inc.               2,574,674      347,800       4,403,096      12.66       6,977,770     20.06
Oxford Health Plans, Inc.             (2,436,984)     200,000       4,568,443      22.84       2,131,459     10.66
Protocol Systems, Inc.                (1,103,203)     800,000       7,362,369       9.20       6,259,166      7.82
Quantum Corporation                     (231,732)     250,000       5,327,812      21.31       5,096,080     20.38
RadiSys Corporation                     (112,279)      37,000         934,502      25.26         822,223     22.22
Read-Rite Corporation                 (4,174,816)     500,000       7,906,408      15.81       3,731,592      7.46
Ryerson Tull, Inc.                       (33,742)      50,000         703,825      14.08         670,083     13.40
St. John Knits, Inc.                  (1,730,984)      75,000       3,126,125      41.68       1,395,141     18.60
Sequent Computer Systems, Inc.        (4,276,109)     400,000       8,290,002      20.73       4,013,893     10.03
Silicon Graphics, Inc.                    71,753      400,000       5,336,313      13.34       5,408,066     13.52
3Com Corporation                         (24,925)     100,000       3,373,874      33.74       3,348,949     33.49
Toys R Us, Inc.                       (1,445,721)     300,000       7,391,327      24.64       5,945,606     19.82
Wellman, Inc.                            152,376       47,100         762,746      16.19         915,122     19.43
West Marine, Inc.                     (3,076,006)     250,000       5,153,157      20.61       2,077,151      8.31
Whole Foods Market, Inc.               9,000,170      300,000       6,550,031      21.83      15,550,201     51.83
                                   --------------                ------------               ------------
Total                              $  (2,044,291)                $313,000,574               $310,956,283




PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1998
                                                        Percent of
     Shares     Common Stocks                           Net Assets  Market Value
--------------------------------------------------------------------------------

                APPAREL
    76,000      Liz Claiborne, Inc.                                 $  2,398,750
   325,000      St. John Knits, Inc.                                   8,429,688
                Total                                      3.6%       10,828,438
                BANKING
    70,000      BankBoston Corporation2                    0.9%        2,725,625
                BUILDING MATERIALS
   580,000      Building Materials Holding Corp.1                      7,032,500
 1,000,000      Morgan Products, Ltd.1                                 3,500,000
                Total                                      3.5%       10,532,500
                COMPUTER PERIPHERALS
   400,000      Adaptec, Inc.1                                         7,025,000
   525,000      Quantum Corporation1                                  11,156,250
   400,000      Read-Rite Corporation1                                 5,912,500
 1,050,000      Western Digital Corporation1, 2                       15,815,625
   430,000      Xylan Corporation1, 2                                  7,551,875
                Total                                     15.7%       47,461,250
                COMPUTER SOFTWARE
   150,000      Adobe Systems Incorporated                             7,012,500
   275,000      Electronics for Imaging, Inc.1                        11,051,563
   150,000      Symantec Corporation1, 2                               3,262,500
                Total                                      7.0%       21,326,563
                COMPUTERS
   450,000      Compaq Computer Corporation                           18,871,875
   170,000      Hewlett-Packard Company                               11,613,125
   425,000      Sequent Computer Systems, Inc.1, 2                     5,126,563
                Total                                     11.8%       35,611,563
                FURNITURE
    35,000      Herman Miller, Inc.                        0.3%          940,625




                                                       Percent of
     Shares     Common Stocks                          Net Assets   Market Value
--------------------------------------------------------------------------------

                HEALTH CARE
    92,500      ADAC Laboratories 2                                  $ 1,847,109
   700,000      Oxford Health Plans, Inc.1, 2                         10,412,500
                Total                                     4.0%        12,259,609
                INDUSTRIAL
   160,000      Snap-on Inc.                                           5,570,000
   165,900      Wellman, Inc.                                          1,690,106
                Total                                     2.4%         7,260,106
                RETAIL
    50,000      Dayton-Hudson Corporation                              2,712,500
    25,000      Ethan Allen Interiors Inc.                             1,025,000
   150,000      The Gymboree Corporation1                                956,250
   175,000      Lands' End, Inc.1, 2                                   4,714,062
   400,000      Petco Animal Supplies, Inc.1                           4,025,000
   325,000      Reebok International Ltd.1, 2                          4,834,375
   175,000      Whole Foods Market, Inc.1, 2                           8,465,625
                Total                                     8.8%        26,732,812
                SEMICONDUCTOR CAPITAL EQUIPMENT
   275,000      Applied Materials, Inc.1                              11,739,062
   700,000      Cognex Corporation1, 2                                14,000,000
   600,000      Electro Scientific Industries, Inc.1, 2               27,187,500
   475,000      FEI Company1, 2                                        3,621,875
   600,000      Helix Technology Corporation                           7,800,000
   400,000      Lam Research Corporation1, 2                           7,125,000
    80,000      Micrion Corporation1                                     940,000
                Total                                     23.9%       72,413,437
                SEMICONDUCTORS
   600,000      Advanced Micro Devices, Inc.1, 2                      17,400,000
   320,000      LSI Logic Corporation1                                 5,160,000
   200,000      Intel Corporation                                     23,712,500
                Total                                     15.3%       46,272,500

                Total common stocks
                (Cost $260,960,441)                       97.2%      294,365,028

                                                     Percent of
                Short-Term Investments               Net Assets     Market Value
--------------------------------------------------------------------------------
                Albina Community
                Capital Bank
                (variable rate 5.50%,
                matures 1/24/99)                                     $   106,549

                Alternatives Federal
                Credit Union
                (variable rate 3.25%)                                     26,784

                Bank Brussels Lambert
                FYCD (variable rate 5.17%,
                matures 2/16/99)3                                     10,002,093

                Community Bank of The Bay
                (variable rate 5.07%,
                matures 9/4/99)                                          100,000

                Community Capital Bank
                (variable rate 4.99%)                                    106,735

                Goldman Sachs
                Government Portfolio
                (variable rate 4.70%)                                  1,050,198

                Goldman Sachs
                Treasury Obligation Portfolio
                (variable rate 4.50%)                                     26,656

                Kaiser Foundation Hospital
                Commercial Paper
                (variable rate 5.38%,
                matures 1/4/99)3                                       9,994,028

                Lehman Bros.
                Triparty Repurchase
                Agreement
                (Repurchase agreement with
                Lehman Bros. dated 12/31/98,
                effective yield 5.45%,
                due 1/4/99. Face value is
                $38,645,231 with price at 100.)3                      38,645,231

                McKesson Corporation
                Commercial Paper
                (variable rate 6.17%,
                matures 1/8/99)3                                       2,493,167

                Merrill Lynch & Company
                Floating Rate Security
                (variable rate 4.95%,
                matures 9/23/99)3                                     10,000,000

                Self Help Credit Union
                (variable rate 4.79%,
                matures 1/16/99)                                          30,124

                SLM Holding Corporation
                Commercial Paper
                (variable rate 6.76%,
                matures 1/5/99)3                                       8,688,581

                South Shore Bank
                Money Market Account
                (variable rate 4.40%)                                    296,930
                Union Bank of California
                Money Market Account
                (variable rate 4.30%)                                  7,883,852

                Wainwright Bank & Trust Co.
                (variable rate 5.10%,
                matures 10/22/99)                                        100,000
                                                                     -----------
                Total short-term investments             29.6%        89,550,928
                                                                     -----------
                Total investments                       126.8%       383,915,956

                Payable upon return of
                securities loaned                       -26.4%      (79,823,100)

                Other assets and
                liabilities-net                          -0.4%       (1,331,146)
                                                       -------     -------------
                Total net assets                        100.0%     $ 302,761,710
                                                       =======     =============

   1 Non-income producing
   2 This  security or partial  position of this security is on loan at December
     31, 1998 (Note 1). The total value of securities on loan at December 31, 1998 was $77,020,106.
   3 This security purchased with cash collateral held from securities lending. The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
Investments in securities, at market value
   (identified cost $260,960,441) (Note 1)                        $ 294,365,028
Temporary investments in short term securities
   (at cost which approximates market)                               89,550,928
Receivables:
  Dividends and interest                                                136,255
  Capital shares sold                                                 1,067,758
Other assets                                                             23,072
                                                                  --------------
       Total assets                                                 385,143,041
                                                                  --------------
Liabilities:
Payable upon return of securities loaned                             79,823,100
Payable for securities purchased                                        366,450
Capital shares redeemed                                               1,959,446
Other liabilities                                                       232,335
                                                                  --------------
       Total liabilities                                             82,381,331
                                                                  --------------
Net assets (equivalent to $36.24
   per share based on 8,354,753.927
   shares of capital stock outstanding)                           $ 302,761,710
                                                                  ==============
Net assets consisting of:
Distributions in excess of net investment income                  $  (2,244,134)
Unrealized appreciation on investments                               33,404,587
Accumulated net realized loss                                          (547,845)
Capital paid-in                                                     272,149,102
                                                                  --------------
         Total net assets                                         $ 302,761,710
                                                                  ==============
Computation of net asset value and
   offering price per share:
Net asset value and redemption price
   per share ($302,761,710 divided by
   8,354,753.927 shares)                                          $       36.24
                                                                  ==============
Offering price per share (100/96.5 of $36.24)+                    $       37.55
                                                                  ==============

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Investment income:
Dividends                                                        $      822,013
Interest                                                              1,144,900
Other income (Note 6)                                                 1,096,868
                                                                  --------------
   Total investment income                                            3,063,781
                                                                  --------------
Expenses:
Investment advisory fees (Note 5)                                     2,022,491
Transfer agent fees (Note 5)                                            573,112
Reports to shareholders                                                 159,410
Fund administration (Note 5)                                             70,000
Registration fees and expenses                                           50,000
Custody fees                                                             64,000
Service provider fees (Note 5)                                          170,000
Professional fees                                                       118,184
Trustee fees and expenses                                                95,044
Other expenses                                                           25,201
                                                                  --------------
   Total expenses                                                     3,347,442
                                                                  --------------
       Net investment loss                                             (283,661)
                                                                  --------------
Realized and unrealized
 gain (loss) on investments:
Realized loss from security transactions:
   Proceeds from sales                                              310,956,283
   Cost of securities sold                                         (313,000,574)
                                                                  --------------
       Net realized loss                                             (2,044,291)
                                                                  --------------
Unrealized appreciation (depreciation)
   of investments:
   Beginning of year                                                 34,618,176
   End of year                                                       33,404,587
                                                                  --------------
       Unrealized depreciation during the year                       (1,213,589)
                                                                  --------------
Net realized and unrealized
   loss on investments                                               (3,257,880)
                                                                  --------------
Net decrease in net assets resulting
   from operations                                                $  (3,541,541)
                                                                  ==============

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                       1998             1997
                                              ----------------    --------------
From operations:
Net investment loss                           $     (283,661)     $  (1,401,024)
Net realized gain (loss)
   from security transactions                      (2,044,291)       66,534,491
Net unrealized appreciation
   (depreciation) during the year                  (1,213,589)       10,686,595
                                              ----------------    --------------
Increase (decrease) in
   net assets resulting
   from operations                                 (3,541,541)       75,820,062

Dividends to shareholders:
   From realized capital gains                              0       (65,130,186)

Increase (decrease) in
   net assets from capital
   share transactions                             (31,121,888)       58,500,547
                                              ----------------    --------------
Increase (decrease) in
   net assets                                     (34,663,429)       69,190,423

Net assets:
Beginning of year                                 337,425,139       268,234,716
                                              ----------------    --------------
End of year
   (including distributions in
    excess of net investment
    income of  $2,244,134
    in 1998 and $1,960,473 in
    1997)                                        $302,761,710      $337,425,139
                                              ================    ==============
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost, which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses, and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Security Lending: The Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.


     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. No distribution was made in 1998.

3.   Capital Stock
     As of December 31, 1998 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $272,149,102. Transactions in capital stock (shares) were as follows:

                                                                       Year Ended                      Year Ended
                                                                December 31, 1998                December 31, 1997
                                                    ------------------------------   ------------------------------
                                                         Shares           Amount         Shares           Amount
                                                    ------------------------------   ------------------------------
     Shares sold                                      1,367,451    $  46,126,426      1,206,984     $ 51,134,858
     Shares issued through dividend reinvestment             --               --      1,691,391       58,336,117
     Shares repurchased                             (2,454,103)      (77,248,314)    (1,256,450)     (50,970,428)
                                                    -----------    --------------    -----------    -------------
     Net increase (decrease)                        (1,086,652)    $ (31,121,888)     1,641,925     $ 58,500,547
                                                    ===========    ==============    ===========    =============

4.   Purchases of Securities
     Purchases of securities for the year ended December 31, 1998 were $279,158,679. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1998 are the same as for financial statement purposes. Of the $33,404,587 of net unrealized appreciation at December 31, 1998, $66,378,267 related to appreciation of securities and $32,973,680 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000,0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,022,491 for the year ended December 31, 1998.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $643,112 for the year ended December 31, 1998. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $170,000 for the year ended December 31, 1998.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 1998 totaling $420,326 of which $147,111 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6.   Other Income
     In January 1998 the Fund received notification and related settlement proceeds of $1,096,868 resulting from the Fund's participation as a plaintiff in a class action lawsuit against several parties associated with one of the Fund's former portfolio investment companies.

7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the period ended December 31 are as follows:

                                                         1998         1997         1996        1995         1994
                                                       --------    ---------   ---------    ---------   ----------
     Net asset value at beginning of year              $ 35.74      $ 34.39     $ 31.77      $ 32.82     $  31.81
                                                       --------    ---------   ---------    ---------   ----------
     Income from investment operations:
     Net investment income(loss)                         (0.06)       (0.14)      (0.06)        0.15         2.73
     Net realized and unrealized gain on securities       0.56        10.04        3.77         0.07         1.00
                                                       --------    ---------   ---------    ---------   ----------
        Total from investment operations                  0.50         9.90        3.71         0.22         3.73
                                                       --------    ---------   ---------    ---------   ----------
     Distributions:
     Dividends from net investment income                   --           --          --        (0.16)       (0.47)
     Distributions from net realized gain on securities     --        (8.55)      (1.09)       (1.11)       (2.25)
                                                       --------    ---------   ---------    ---------   ----------
         Total distributions                              0.00        (8.55)      (1.09)       (1.27)       (2.72)
                                                       --------    ---------   ---------    ---------   ----------
     Net asset value at end of year                      36.24        35.74       34.39        31.77        32.82
                                                       ========    =========   =========    =========   ==========
     Total return*                                        1.40%       29.70%      11.68%        0.62%       11.98%

     Ratios/supplemental data:
     Ratio of expenses to average net assets              1.10%        1.11%       1.10%        1.02%        1.14%
     Ratio of net investment income (loss) to
         average net assets                             (0.09%)      (0.44%)     (0.17%)        0.54%        0.43%
     Portfolio turnover rate                             99.20%       68.90%      59.60%       29.10%       28.10%
     Net assets, end of year (000's)                   $302,762     $337,425    $268,235     $259,133     $160,994

     * Total return figures do not adjust for the sales charge.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
January 15, 1999

                               The Parnassus Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                           Richard D. Silberman, Esq.
                               1061 Eastshore #200
                            Albany, California 94710

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                 This report must be preceded or accompanied by
                        a current prospectus or profile.